Exhibit 99.1
                                                            News Release

LML REPORTS PROFITABLE RESULTS FOR THE SECOND QUARTER AND
SIX MONTH PERIOD OF FISCAL 2011

Quarter Revenue and Net Income Increase 79% and 40% Respectively
Six Month Revenue and Net Income Increase 68% and 97% Respectively

VANCOUVER, BC, November 12, 2010 — LML PAYMENT SYSTEMS INC. (“LML”) (NASDAQ: LMLP), a leading payments technology provider of financial payment processing solutions for e-commerce and traditional businesses, reports results for its second quarter and six month period ended September 30, 2010.

Revenue for the second quarter ended September 30, 2010 was $5,819,000, an increase of 79% over the $3,252,000 in revenue for the second quarter ended September 30, 2009.  GAAP net income for the quarter was $511,000, or $0.02 per share, compared to GAAP net income of $366,000, or $0.01 per share, for the second quarter ended September 30, 2009, an improvement of $145,000.  Cash provided by operating activities was $800,000 compared to cash used in operating activities of $13,000 last year.

Non-GAAP net income was $1,032,000, or $0.04 per share, compared to $651,000, or $0.02 per share, for the second quarter last year.  Non-GAAP net income excludes stock-based compensation, depreciation and amortization, and other non-cash items.  A reconciliation of GAAP to non-GAAP financial measures is attached.

Revenue for the six month period ended September 30, 2010 was $10,950,000, an increase of 68% from revenue of $6,487,000 for the six month period ended September 30, 2009.  GAAP net income for the same period was $899,000, or $0.03 per share, compared to GAAP net income of $455,000 or $0.02 per share, for the same period during fiscal 2010, an improvement of $444,000.  Cash provided by operating activities was $2,192,000 for the six months ended September 30, 2010, compared to $100,000 for the same period last year.

Non-GAAP net income for the six month period ended September 30, 2010 was $1,907,000, or $0.07 per share, compared to $1,207,000, or $0.04 per share, for the same period last year.

“We are pleased to announce these results for both the second quarter and the first six months of our fiscal year.   Despite uncertain economic times, all three of our business segments experienced increased revenues.  Our Transaction Payment Processing segment, in particular, continued to grow impressively at 22%, easily beating the industry average.  We also saw significant activity in our intellectual property segment both in terms of litigation settlements and licensing.  Combined with a very focused and dedicated group of individuals, these activities led to significant increases in overall revenue, net income and cash flow from operations,” said Patrick H. Gaines, Chief Executive Officer.

Q2 Highlights

•	Overall revenue increases 79%
•	Transaction Payment Processing segment revenue increases 22% in Canadian dollars (29% in U.S. dollars)
•	Customer base grows by 13%.
•	Net income of $511,000 compared to $366,000 last year, an improvement of 40%
•	Cash provided by operating activities improves by $813,000

6 Months Highlights

•	Overall revenue increases 68%
•	Transaction Payment Processing segment revenue increases 18% in Canadian dollars (29% in U.S. dollars)
•	Subsidiary settles litigation with four defendants in Eastern District of Texas case during and subsequent to the period ended September 30th.
•	Net income of $899,000 compared to $455,000 last year, an improvement of 97%
•	Cash provided by operating activities of $2,192,000 compared to $100,000 last year, an improvement of over 2000%

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Conference Call
Management will host a conference call on November 12, 2010 at 1:30pm Pacific Time (4:30pm Eastern Time) to discuss these results.  To participate in the conference call, please dial in 5-10 minutes before the start of the call and follow the operator’s instruction.  If you are calling from the United States or Canada, please dial 800 926 7563. International callers please dial 212 231 2918.

If you are unable to join the call, an audio recording of the call will be available on our website at www.lmlpayment.com.

About LML Payment Systems Inc. (www.lmlpayment.com)

LML Payment Systems Inc., through its Canadian subsidiary Beanstream Internet Commerce Inc., and its U.S. subsidiaries Beanstream Internet Commerce Corp. and LML Payment Systems Corp., is a leading provider of financial payment processing solutions for e-commerce and traditional businesses. We provide credit card processing, online debit, electronic funds transfer, automated clearinghouse payment processing and authentication services, along with routing of selected transactions to third party processors and banks for authorization and settlement. Our intellectual property estate, owned by subsidiary LML Patent Corp., includes U.S. Patent No. RE40,220, No. 6,354,491, No. 6,283,366, No. 6,164,528, and No. 5,484,988 all of which relate to electronic check processing methods and systems.

GAAP versus Non-GAAP Financial Information

In addition to GAAP financial measures, the Corporation has provided supplemental non-GAAP financial measures of net income and earnings per share, which exclude certain non-cash and non-recurring items. For purposes of this news release, non-GAAP net income and earnings per share exclude stock-based compensation expense under CICA 3870 and the FASB authoritative guidance regarding share-based payment, depreciation and amortization expense, and certain non-cash items. A reconciliation of adjustments of non-GAAP to GAAP results for the second quarter and six month period and prior periods is included in the enclosed table.  The Corporation believes that non-GAAP financial measures are useful in assessing operating performance as they provide an additional basis to evaluate our ability to incur and service debt and to fund capital expenditures.  The Corporation believes the non-GAAP financial measures provide investors with similar measurement tools as its management uses to evaluate performance.  Specifically, the Corporation’s management utilizes and relies upon certain financial reports which consist of an operating performance indicator without certain non-cash items such as amortization and depreciation and stock-based compensation to evaluate the Corporation’s operational performance as it pertains to generating cash, measuring budget expectations and achieving performance milestones. Non-GAAP financial measures are not meant to be considered in isolation and should not be considered as alternatives to financial information prepared in accordance with GAAP. Furthermore, our method of calculating the non-GAAP financial measures presented in this news release may differ from methods used by other companies, and as a result, the non-GAAP financial measures disclosed herein may not be comparable to other similarly titled measures used by other companies.

Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this press release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all passages containing verbs such as "aims," "anticipates," "estimates," "expects," "intends," "plans," "predicts," "projects" or "targets" or nouns corresponding to such verbs. Forward-looking statements also include any other passages that are primarily relevant to expected future events or that can only be evaluated by events that will occur in the future. Forward-looking statements are based on the opinions and estimates of the management at the time the statements are made and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Factors that could affect LML’s actual results include, among others, the impact, if any, of stock-based compensation charges, the potential failure to establish and maintain strategic relationships, inability to integrate recent and future acquisitions, inability to develop new products or product enhancements on a timely basis, inability to protect our proprietary rights or to operate without infringing the patents and proprietary rights of others, and quarterly and seasonal fluctuations in operating results. More information about factors that potentially could affect LML’s financial results is included in LML’s quarterly reports on Form 10-Q and our most recent annual report on Form 10-K filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance upon these forward-looking statements that speak only as to the date of this release. Except as required by law, LML undertakes no obligation to update any forward-looking or other statements in this press release, whether as a result of new information, future events or otherwise.

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LML PAYMENT SYSTEMS INC.

CONSOLIDATED STATEMENTS OF OPERATIONS AND DEFICIT
(In U.S. Dollars)
(Unaudited)

	Three Months Ended September 30		Six Months Ended September 30

	2010	2009	2010	2009

REVENUE	$5,819,251	$3,251,645	$10,950,170	$6,487,204
COST OF REVENUE (includes stock-based compensation (“s.b.c.”) expense of $45,630 for three months ended September 30, 2010 (three months ended September 30, 2009 - $37,464) and $82,687 for six months ended September 30, 2010 (six months ended September 30, 2009 - $74,114))	3,130,525	1,715,499	5,740,921	3,339,925
GROSS PROFIT	2,688,726	1,536,146	5,209,249	3,147,279

OPERATING EXPENSES
General and administrative (includes s.b.c. expense of $246,636 for three months ended September 30, 2010 (three months ended September 30, 2009 - $268,535) and $480,497 for six months ended September 30, 2010 (six months ended September 30, 2009- $538,359))	998,663	1,076,785	2,167,088	2,025,297
Sales and marketing (includes s.b.c. expense of $15,054 for three months ended September 30, 2010 (three months ended September 30, 2009 - $765) and $15,810 for six months ended September 30, 2010 (six months ended September 30, 2009 - $1,513))	156,686	93,223	261,423	192,605
Product development and enhancement (includes s.b.c. expense of $19,174 for three months ended September 30, 2010 (three months ended September 30, 2009 - $12,233) and $31,274 for six months ended September 30, 2010 (six months ended September 30, 2009 - $24,200))	142,321	120,431	273,577	219,826
Amortization of property and equipment	29,804	32,593	67,333	65,046
Amortization of intangible assets	165,643	165,744	331,288	331,538
Gain on sale of assets	-	(1,656)	-	(3,830)

INCOME BEFORE OTHER INCOME (EXPENSES) AND INCOME TAXES	1,195,609	49,026	2,108,540	316,797

Foreign exchange (loss) gain	(66,831)	96,171	1,071	124,363
Other expenses	(4,838)	(50,641)	(4,838)	(50,641)
Interest income	6,178	4,797	12,297	16,264
Interest expense	-	(1,549)	-	(46,830)

INCOME BEFORE INCOME TAXES	1,130,118	97,804	2,117,070	359,953
Income tax expense (recovery)
Current	43,465	(171,889)	(297,753)	628
Future	575,154	(96,154)	1,515,479	(96,154)
	618,619	(268,043)	1,217,726	(95,526)

NET INCOME	511,499	365,847	899,344	455,479

DEFICIT, beginning of period	(28,489,437)	(28,661,824)	(28,877,282)	(28,751,456)

DEFICIT, end of period	$(27,977,938)	$(28,295,977)	$(27,977,938)	$(28,295,977)

EARNINGS PER SHARE, basic and diluted	$0.02	$0.01	$0.03	$0.02

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	27,251,984	27,116,408	27,251,984	27,116,408
Diluted	27,475,899	27,123,476	27,517,600	27,122,448

-cont’d-

LML PAYMENT SYSTEMS INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In U.S. Dollars)
(Unaudited)

	Three Months Ended September 30		Six Months Ended September 30

	2010	2009	2010	2009

GAAP Net Income	$511,499	$365,847	899,344	$455,479

Add stock-based compensation	326,494	318,997	610,268	638,186
Add amortization of property and equipment	29,804	32,593	67,333	65,046
Add amortization of intangible assets	165,643	165,744	331,288	331,538
Less foreign exchange gain	(1,496)	(230,612)	(1,496)	(279,463)
Less gain on sale of capital assets	-	(1,656)	-	(3,830)

Non-GAAP Net Income	$1,031,944	$650,913	$1,906,737	$1,206,956

GAAP Net Earnings Per Share, basic	$0.02	$0.01	0.03	$0.02

Add stock-based compensation	0.01	0.01	0.02	0.02
Add amortization of property and equipment	0.00	0.00	0.00	0.00
Add amortization of intangible assets	0.01	0.01	0.01	0.01
Less foreign exchange gain	(0.00)	(0.01)	(0.00)	(0.01)
Less gain on sale of capital assets	-	(0.00)	-	(0.00)

Non-GAAP Net Earnings Per Share. basic	$0.04	$0.02	$0.07	$0.04

GAAP Net Earnings Per Share, diluted	$0.02	$0.01	0.03	$0.02

Add stock-based compensation	0.01	0.01	0.02	0.02
Add amortization of property and equipment	0.00	0.00	0.00	0.00
Add amortization of intangible assets	0.01	0.01	0.01	0.01
Less foreign exchange gain	(0.00)	(0.01)	(0.00)	(0.01)
Less gain on sale of capital assets	-	(0.00)	-	(0.00)

Non-GAAP Net Earnings Per Share, diluted	$0.04	$0.02	$0.07	$0.04

-cont’d-

 LML PAYMENT SYSTEMS INC.

CONSOLIDATED BALANCE SHEETS
(In U.S. Dollars, except as noted below)
(Unaudited)

	September 30, 2010	March 31, 2010
ASSETS
Current Assets
Cash and cash equivalents	$7,222,032	$5,069,763
Funds held in trust	361,684	-
Funds held for merchants	6,538,201	5,804,752
Restricted cash	175,000	175,000
Accounts receivable, less allowances of $30,284 and $31,463, respectively	915,051	799,584
Corporate taxes receivable	1,512,649	1,072,930
Prepaid expenses	425,217	416,507
Current portion of future income tax assets	1,280,860	1,280,860
Total current assets	18,430,694	14,619,396

Property and equipment, net	181,303	219,580
Patents, net	371,591	455,304
Restricted cash	253,256	255,247
Future income tax assets	890,994	2,406,473
Other assets	20,537	20,641
Goodwill	17,874,202	17,874,202
Other intangible assets, net	4,462,762	4,710,337

TOTAL ASSETS	$42,485,339	$40,561,180

LIABILITIES
Current Liabilities
Accounts payable	$1,125,593	$836,274
Accrued liabilities	981,595	1,040,443
Funds due to merchants	6,538,201	5,804,752
Current portion of obligations under capital lease	2,460	11,195
Current portion of deferred revenue	1,369,077	1,325,983
Total current liabilities	10,016,926	9,018,647

Obligations under capital lease	9,225	9,840

Deferred revenue	1,558,218	2,155,162

TOTAL LIABILITIES	11,584,369	11,183,649
Commitments and Contingencies
SHAREHOLDERS' EQUITY
Capital Stock
Class A, preferred stock, $1.00 CDN par value, 150,000,000 shares authorized, issuable in series, none issued or outstanding	-	-

Class B, preferred stock, $1.00 CDN par value, 150,000,000 shares authorized, issuable in series, none issued or outstanding	-	-

Common shares, no par value, 100,000,000 shares authorized, 27,251,984 and 27,241,408 issued and outstanding, respectively	50,172,333	50,152,385

Contributed surplus	8,542,664	7,952,343
Deficit	(27,977,938)	(28,877,282)
Accumulated other comprehensive income	163,911	150,085
Total shareholders' equity	30,900,970	29,377,531

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$42,485,339	$40,561,180

-cont’d-

 LML PAYMENT SYSTEMS INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS
(In U.S. Dollars)
(Unaudited)

	Three Months Ended September 30		Six Months Ended September 30

	2010	2009	2010	2009

Operating Activities:
Net income	$511,499	$365,847	$899,344	$455,479
Adjustments to reconcile net income to net cash provided by (used in) operating activities
Provision for losses on accounts receivable	-	5,705	-	5,705
Amortization of property and equipment	29,804	32,593	67,333	65,046
Amortization of intangible assets	165,643	165,744	331,288	331,538
Gain on sale of assets	-	(1,656)	-	(3,830)
Stock-based compensation	326,494	318,997	610,268	638,186
Future income taxes	575,154	(96,154)	1,515,479	(96,154)
Foreign exchange gain	(1,496)	(230,612)	(1,496)	(279,463)

Changes in non-cash operating working capital
Funds held in trust	(361,684)	-	(361,684)	-
Accounts receivable	(67,015)	292,525	(123,070)	217,150
Corporate taxes receivable	(81,834)	(150,716)	(426,127)	(150,716)
Prepaid expenses	(21,890)	(111,613)	(9,825)	(149,026)
Accounts payable and accrued liabilities	10,847	70,271	243,710	(66,446)
Corporate taxes payable	-	(403,066)	-	(320,682)
Deferred revenue	(285,835)	(270,415)	(552,778)	(546,402)
Net cash provided by (used in) operating activities	799,687	(12,550)	2,192,442	100,385

Investing Activities:
Acquisition of property and equipment	(26,861)	(1,912)	(30,281)	(14,520)
Proceeds from disposal of property and equipment	-	1,656	-	3,830
Net cash used in investing activities	(26,861)	(256)	(30,281)	(10,690)

Financing Activities:
Payments on capital leases	(4,884)	(50,743)	(9,202)	(101,330)
Payment on promissory notes	-	-	-	(2,321,460)
Net cash used in financing activities	(4,884)	(50,743)	(9,202)	(2,422,790)

Effects of foreign exchange rate changes on cash and cash equivalents	63,696	86,778	(690)	197,899

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	831,638	23,229	2,152,269	(2,135,196)

Cash and cash equivalents, beginning of period	6,390,394	3,980,105	5,069,763	6,138,530

Cash and cash equivalents, end of period	$7,222,032	$4,003,334	$7,222,032	$4,003,334

Supplemental disclosure of cash flow information
Interest paid	$-	$1,680	$-	$47,093
Taxes paid	$-	$369,287	$-	$435,138

CONTACTS:

Patrick H. Gaines                                 Investor Relations
CEO                                                      (800) 888-2260
(604) 689-4440

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